STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is dated as of December 21, 2018 (this “Agreement”) by and among Non-Invasive Monitoring Systems, Inc., a Florida corporation (the “Company”), and the purchasers whose names and addresses are set forth on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company desires to sell to each Purchaser, and each Purchaser desires to purchase from the Company, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement (the “Transaction”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

Article I.

Purchase and Sale of Common Stock

1.1 Purchase and Sale of the Shares. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell an aggregate of _________ shares (the “Shares”) to the Purchasers at a purchase price of $0.07 per share (“Per Share Purchase Price”). Each Purchaser hereby agrees to purchase from the Company the number of shares set forth on such Purchaser’s signature page hereto (with respect to such Purchaser, the “Purchaser Shares”), for an aggregate purchase price equal to the number of Purchaser Shares purchased by such Purchaser multiplied by the Per Share Purchase Price (such product, the “Purchase Price”).

1.2 Closing; Deliverables. The closing of the issuance and sale of the Shares (the “Closing”) shall take place at the Company’s offices in Miami, Florida on the date hereof (the “Closing”). At Closing, (A) the Company shall deliver to each Purchaser a copy of the Company’s instructions to its transfer agent instructing the transfer agent to deliver one or more stock certificates evidencing the Shares, inclusive of such restrictive and other legends as set forth in Section 5.1, and (B) each Purchaser shall pay to the Company the Purchase Price by wire transfer of immediately available U.S. funds in accordance with instructions furnished in writing by the Company to such Purchaser.

Article II.

Additional Agreements

The Company and each Purchaser shall cooperate and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws and regulations to consummate and make effective the sale of the Shares as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all permits, consents, approvals and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the sale or any of the other transactions contemplated by this Agreement.

Article III.

Representations and Warranties of the Company

The Company represents and warrants to the Purchasers as of the date hereof as follows:

3.1 Authorization of Agreements, etc. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action and will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of the Company’s Articles of Incorporation, as amended, or Bylaws, as amended; (b) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (c) any material contract or agreement to which the Company is a party or by which it is bound (as defined in Item 601(b)(10) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); or (d) any statute, rule or governmental regulation applicable to the Company, except for such violations, conflicts or defaults as would not individually or in the aggregate have a material adverse effect on the Company.

3.2 Valid Issuance of Common Stock. The Shares have been duly authorized and, when issued, sold and delivered in accordance with this Agreement for the Purchase Price, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges and encumbrances (collectively, “Encumbrances”) of any nature whatsoever except for (i) restrictions on transfer under this Agreement and under applicable Federal and state securities laws and (ii) Encumbrances created by a Purchaser.

3.3 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.4 Brokers and Finders. Neither the Company nor any of its subsidiaries, officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Transaction.

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Article IV.

Representations and Warranties of Each Purchaser

Each Purchaser, severally and not together with any other Purchaser, represents and warrants to the Company as of the date hereof as follows:

4.1 Authorization of Agreements, etc. Such Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution and delivery by such Purchaser of this Agreement and the performance by such Purchaser of its obligations hereunder have been duly authorized by all requisite corporate or other action and will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of such Purchaser’s organizational documents as currently in effect (if such Purchaser is not a natural person); (b) any provision of any judgment, decree or order to which such Purchaser is a party or by which it is bound; (c) any material contract or agreement to which such Purchaser is a party or by which it is bound; or (d) any statute, rule or governmental regulation applicable to such Purchaser.

4.2 Validity. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3 Investment Representations.

(a) At the time such Purchaser was offered the Purchaser Shares, it was, and at the date hereof it is, and on each date on which it receives the Purchaser Shares it will be, an “accredited investor” as defined by Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and, if Purchaser is other than a natural person, was not organized for the specific purpose of acquiring the Purchaser Shares and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act;

(b) Such Purchaser is knowledgeable, sophisticated and experienced in financial and business matters and has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Purchaser Shares and it is able financially to bear the economic risks of its investment in the Purchaser Shares and is able to afford a complete loss of such investment;

(c) The Purchaser Shares being purchased by such Purchaser hereunder are being acquired for such Purchaser’s own account solely for the purpose of investment and not with a present view to, or for sale in connection with, any distribution or resale thereof. If Purchaser is other than a natural person, such Purchaser is acquiring the Purchaser Shares in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Purchaser Shares;

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(d) Such Purchaser understands and acknowledges that:

(i) the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of such Purchaser contained in this Agreement in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Purchaser Shares;

(ii) the Purchaser Shares must be held by such Purchaser indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; and

(iii) the Purchaser Shares will bear a legend substantially in the form set forth in Section 5.1, and the Company will make a notation on its transfer books to such effect;

(e) Such Purchaser is not purchasing the Purchaser Shares as a result of any advertisement, article, notice or other communication regarding the Purchaser Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. Such Purchaser further acknowledges that he, she or it, or his, her or its affiliate, has a pre-existing relationship with the Company, such as as a holder of currently outstanding securities of the Company;

(f) Such Purchaser acknowledges that the Company has made available to such Purchaser all documents and information that such Purchaser has requested relating to an investment in the Purchaser Shares, and such Purchaser has been afforded: (i) the opportunity to discuss this investment with, to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Purchaser Shares and the merits and risks of investing in the Purchaser Shares; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospectus sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Purchaser Shares; and

(g) Such Purchaser has, in connection with its decision to purchase the Purchaser Shares, relied solely upon the representations and warranties of the Company contained in this Agreement.

4.4 Risk of Loss. Such Purchaser understands that its investment in the Purchaser Shares involves a significant degree of risk, including a risk of total loss of such Purchaser’s investment, and such Purchaser has full cognizance of and understands all of the risk factors related to its purchase of the Purchaser Shares, including, but not limited to, those set forth in the Annual, Quarterly and Current Reports filed by the Company with the Securities and Exchange Commission. Such Purchaser understands that no representation is being made as to the future value of the Purchaser Shares.

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4.5 Confidentiality. Such Purchaser understands that this Agreement, the information contained in all materials provided to such Purchaser by the Company and its representatives, including any information conveyed orally, in connection with the transactions contemplated hereunder (collectively “Confidential Information”), is strictly confidential and proprietary to the Company and is being provided to such Purchaser solely for such Purchaser’s confidential use in connection with the transactions contemplated hereunder. Such Purchaser agrees to use the Confidential Information solely for the purpose of evaluating a possible investment in the Shares, and such Purchaser acknowledges that it is prohibited from distributing, divulging or discussing any Confidential Information, in whole or in part, with any person, except such Purchaser’s financial, investment or legal advisors (such persons, “Authorized Advisors”), solely to the extent necessary for such Authorized Advisors to assist such Purchaser with its proposed investment in the Purchaser Shares. To the extent that such Purchaser provides, directly or indirectly, any Confidential Information to any Authorized Advisor, such Purchaser shall (a) ensure that such Authorized Advisor maintain the confidentiality of the Confidential Information to the same extent applicable to Purchaser as set forth in this Section 4.5 and (b) be responsible for any breaches of this Section 4.5 by its Authorized Advisors. Confidential Information does not include any information that is or becomes publicly available through no fault of such Purchaser, or that such Purchaser is required to disclose pursuant to applicable law, regulation or legal process; provided, however, that if such Purchaser or any Authorized Advisor is requested or ordered to disclose any Confidential Information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such requirement and the terms of and circumstances surrounding such requirement so that the Company may seek an appropriate protective order or other remedy, or waive compliance with the terms of this Section 4.5, and such Purchaser or such Authorized Advisor will provide such cooperation, at Company’s expense, with respect to obtaining a protective order or other remedy as the Company will request.

4.6 Brokers and Finders. Such Purchaser has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Transaction.

Article V.

Miscellaneous

5.1 Transfer Restrictions. Each Purchaser acknowledges and understands, severally and not jointly, that (i) the Shares may only be disposed of in compliance with state and federal securities laws and (ii) in connection with any transfer of Shares, other than pursuant to an effective registration statement or pursuant to an available exemption from the registration requirements of the Securities Act (including Rule 144) to the Company or to an affiliate of such Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement. Any transfer or purported transfer of the Shares in violation of this section shall be void.

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5.2 Legend. Each certificate that represents Shares shall have conspicuously endorsed thereon a legend in substantially the following form:

This shares of common stock evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Such shares may not be offered or transferred by sale, assignment, pledge or otherwise unless (a) a registration statement for the resale of such shares under the Securities Act is currently effective or (b) the Company has received an opinion of counsel, which opinion is satisfactory to the Company, to the effect that such registration is not required under the Securities Act or relevant state securities laws.

5.3 Brokerage. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the Transaction, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

5.4 Assignment; Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. No party may assign all or any portion of such party’s rights or obligations under this Agreement without the prior written consent of, in the case of an assignment by a Purchaser, the Company, and in the case of an assignment by the Company, Purchasers acquiring a majority of the Shares hereunder. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

5.5 Notices. All notices, requests, consents, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via facsimile to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or overnight mail via a nationally recognized courier providing a receipt for delivery and properly addressed as follows:

If to the Company:	Non-Invasive Monitoring Systems, Inc.
4400 Biscayne Blvd.
Miami, FL 33137
Attn: James Martin, Chief Financial Officer
Fax: (305) 575-6016

If to the Purchaser:	To the address specified on the signature page hereto.

Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

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5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida for all purposes and in all respects, without regard to the conflict of law provisions of such state that would cause the laws of another jurisdiction to apply. The parties hereto acknowledge and agree that venue and jurisdiction for any claim, suit or controversy related to or arising out of this Agreement shall lie in the state or federal courts located in Miami-Dade County, Florida. THE PARTIES HEREBY WAIVE THE RIGHT TO JURY TRIAL OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THEM.

5.7 Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

5.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile or other electronically scanned and transmitted signatures, including by email attachment, shall be deemed originals for all purposes of this Agreement.

5.9 Amendments and Waivers. This Agreement may be amended or modified, and provisions hereof may be waived, only by a written instrument executed by the Company and each Purchaser.

5.10 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

5.11 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.12 Representations. Each Purchaser agrees that, except for the representations and warranties contained in Article III, the Company makes no other representations or warranties, and the Company hereby disclaims any other representations or warranties made by itself or any of its directors, officers employees, investment bankers, financial advisors, attorneys, accountants, agents and other representatives (collectively, “Representatives”), with respect to the execution and delivery of this Agreement, notwithstanding the delivery or disclosure to any other party or any other party’s Representatives of any document or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Company in this Agreement, each Purchaser agrees that none of the Company, its subsidiaries or any of their respective Representatives makes or has made any representation or warranty with respect to (i) any projections, forecasts, estimates, plans or budgets or future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company or any of its subsidiaries or the future business, operations or affairs of the Company or any of its subsidiaries heretofore or hereafter delivered to or made available to it, or (ii) any other information, statements or documents heretofore or hereafter delivered to or made available to it with respect to the Company or any of its subsidiaries or the business, operations or affairs of the Company or any of its subsidiaries, except to the extent and as expressly covered by a representation and warranty made in this Agreement.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized representative as of the date and year first above written.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:
Name:	James J. Martin
Title:	Chief Financial Officer

[Company Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.

PURCHASER:

If a corporation or other entity:
(name of corporation or entity)

By:
Name:
Title:

If an individual:	By:

Name (Please Print):

(Name of co-purchaser, if any):

Number of Purchaser Shares:

Contact Information:	Address:

Telephone:
Facsimile:
E-mail:

Social Security Number or Tax Identification Number of the Registered Holder listed above:

[Purchaser Signature Page to Stock Purchase Agreement]